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CONTRACT FOR RENDERING SERVICES No ACP-03-08

Saint-Petersburg	23 November, 2007

The limited liability company “SPM 1”, hereinafter called Customer in the person of the General director G.V. Belikov, acting under The Organisation Charter, on the one part, and the limited liability company «Octavian. SPb», hereinafter called Executive in the person of the General director A.V. Petrovsky, acting under The Organisation Charter, on the other part, have concluded the present Contract whereby it is agreed as follows:

1. SUBJECT OF THE CONTRACT

1.1. The Executive renders services to the Customer according to the contract clause 2.1. of the present Contract and the Customer accepts the services and pays for the rendered services according to the present Contract.

2. OBLIGATIONS OF THE PARTIES

2.1. The Executive undertakes to:

2.1.1. Guarantee the opportunity to receive complete and reliable information (in digital format) on the results of Customer’s slot-machines proceeding. For running this service the Customer provides the complex of software and hardware, mentioned in the contract clauses 2.3 and 2.4, to collect and proceed information from the Customer‘s slot-machines by the Executive’s procedure.

2.1.2. Guarantee the opportunity to exercise on-line monitoring of the status and functioning of the Customer’s slot-machines in the system of progressive winnings, and also of the state of communication and data displaying devices. The mentioned monitoring is exercised in real-time mode and it provides live information about status of slot-machines and events happening to them (power switch on / off, door opening, setting changes, errors, connection breaks, attempts of unauthorized access or equipment move etc.). All received data is stored in the database and can be used to reconstruct the real situation pattern and define the results of slot-equipment operation. Retention period for live data is one month, daily data – two months, monthly data – three months. The complete description of ACP system functions is given in Appendix 1 to the present Contract.

2.1.3. Generate progressive winnings based on the data received from the Customer’s slot-machines.

2.1.4. Implement maintenance of the Customer’s ACP system. The list of services and the order of their running are mentioned in Appendix 2 to the present Contract.

2.1.5. Send its employees to exercise necessary adjustment and repair work at the Customer’s for up to 30 hours per month.

2.1.6. Instruct Customer’s technical staff and hand them all the required technical documents. The length of the instructing course and the order of payments according to the current contract clause are defined in an Additional Agreement to the present Contract.

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2.1.7. Inform the Customer about all additional or new facilities and services as well as about detected bugs in the System operating.

2.1.8. For all technical changes in the ACP system initiated by the Customer, Additional Agreements to the present Contract are arranged.

2.1.9. If it is necessary to update separate components of the ACP system initiated by the Executive that will not cause changes in system functions but improve the quality of rendered services, such updates are done by the Executive and at its own expense.

2.1.10. Process and store data about the operating of the Customer’s additional prize system “Bonus Club” and to compose on-line and periodic reports about the “Bonus Club” system operating.

2.1.11. Upgrade devices on those the provided service is based promptly.

2.2. The Customer undertakes to:

2.2.1. Accept rendered services on the Acceptance and Delivery Report monthly and pay for them according to the contract clause 3 of the present Contract. Undersign the report or give a reasoned rejection within 5 working days after receiving the Acceptance and Delivery Report. The report is considered to be undersigned and the services to be accepted if the Customer does not give a reasoned rejection in the referred time.

2.2.3. Arrange required conditions to Executive’s specialists to discharge their obligations according to the present Contract.

2.2.4. Use the rendered service according to its function for the RF legislation permitted purpose on condition that at service functioning no obstructions or negative effect will be provided on any devices or equipment included in the Executive’s network dealing with it, or privacy of no communications operated via the Executive’s network facilities or equipment dealing with it will be infringed.

2.2.5. If the Customer does some operations on its equipment to change the quality of the rendered service or break it, the Customer is to inform the Executive’s Control center about the starting date preliminarily and about completion of such operations as well.

2.3. In the central office the Customer is obliged to have the minimal required equipment for service rendering and fulfill the following conditions:

2.3.1. Link up a secure communication channel to connect the Executive’s Control center via private or open networks (Internet):
- network connection – channel with minimal speed 64 Kbs,
- router CISCO 1720 (with CISCO 1700 IOS IP PLUS IPSEC 56),
- modem USR Courier V90.Ext (for a cached channel),

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- telephone line to be able to connect the Executive’s Control center and a local provider of network access services.

2.3.2. Server:
- computer – Intel Pentium III 800/RAM256Mb/RAID contr/2x18Gb HDD/CD-ROM;
- license for Linux SLES 8;
- license for Oracle Server Standard Edition 9.

2.3.3. 3 Workstations:
- computer – Intel Pentium III 600/128Mb/HDD20Gb/CD-ROM/17” monitor;
- license for Microsoft Windows XP;
- license for Oracle 9 client.

2.3.4. Network cable system, active system hardware and uninterruptible power system for the mentioned computer devices.

2.3.5. Organise a 24-hour service of engineers on duty to control the system operating.

2.4. In the gaming areas the Customer is obliged to have the following minimal required equipment for service rendering and fulfill the following conditions:

2.4.1. Link up a secure communication channel to connect the Executive’s Control center via private or open networks (Internet):
- network connection – channel with minimal speed 19,2 Kbs,
- modem USR Courier V90.Ext (for a cached channel)
- telephone line to able to connect the Executive’s Control center, a local provider of network services and the service of Executive’s engineers on duty.

2.5. The set of the hardware can be changed at the system upgrade or the change of rendered services. The Customer bears costs on upgrade.

3. THE TOTAL VALUE OF THE CONTRACT.
THE PROCEDURE OF SETTLEMENTS

3.1. The price of one slot-machine servicing is     **                , including 18% VAT –     **     .
3.2. The total sum of month payment is the product of the service cost for one slot-machine and the total number of slot-machines connected to the ACP system on the 1st day of a month.
3.3. The number of slot-machines connected to the ACP system on the 1st day of a month is mentioned in the Acceptance and Delivery Report for the rendered service.
3.4. The payments on the current Contract are done within ten days after the Acceptance and Delivery Report for the rendered service has been signed. Prepayment for one month before the complete service rendering is also available.
3.5. The mode of payment is cashless.

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3.6. The Customer bears responsibility and expenses for payment transfers.
3.7. The service cost can be changed under mutual agreement only and is to arranged as an Additional Agreement to the present Contract. The Executive can suggest service cost changing once per year because of inflation rate changes confirmed with official statistic information from the State Statistical department.

4. CONTRACT VALIDITY. CONTRACT CANCELLATION AND ALTERNATION

4.1. The Contract comes into force from the moment of its signature and is valid from 01 January, 2008 to 31 December, 2008.
4.2. The Contract ceases to be effective with the end of the Contract term, under the mutual agreement of the Parties or other reasons provided by the existing legislation of the RF.
4.3. All alternations and additions can be inserted into the present Contract only in written form and under the mutual agreement of the Parties.
4.4. In case the Customer infringes the bill payment period for the rendered services for more than 15 calendar days, the Executive has the right to stop service rendering. Repeated enclosure is done after the Customer’s debts are paid off.
4.5.The Customer has the right to install its own redundant network and use it for ACP system functioning if the following circumstances occur:
- a written direction from an authorized Executive’s representative is received;
- the procedure of Executive bankrupt has been started;
- the Executive cancels working on rendering services on ACP support to third parties;
- Executive liquidation;
- Executive reorganisation or change within Executive shareholders/owners including sale of the Executive to third parties in case if such change can cause Executive cancellation of rendering service on ACP support to the Customer.
The Customer has the right to support the redundant system in the real-time mode (including system configuration, database etc. without limits) to be able to switch to the redundant system without operation failures within minimal terms.
4.6. The Customer has the right to buy and produce UCB modules, computers to be used as GLM, splitters, connection cables, network and other equipment itself, install and adjust required software to connect additional gaming areas to the ACP system, additional slot-machines and to exchange failed equipment itself.
The Customer has the right to repair the equipment included into the ACP system itself.

5. RESPONSIBILITY OF THE PARTIES

5.1. The Executive does not guarantee marketability or adaptability of the service or any hardware rendered on the present Contract for a defined purpose. The Executive is in no circumstances responsible to the Customer or any third party for any consequential loss including losses of profit, incomes or business opportunities, does not matter if the Executive knew or should have known or could logically suppose that such loss may occur.

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5.2. The Executive is not responsible for wrong use of methods of information collection and procession, intentional or unintentional information distortion by the Customer or any error made if running hardware or software produced by other manufactures which caused wrong accounting results, status control or generation and paying out of progressive winnings.
5.3. The Customer is responsible for the integrity of the computer system and the software installed on the computer system devices in the segment of the local computer system connected to the Customer’s database server. In case of unauthorized changes of computer devices or software, service rendering can be stopped up to the end of recovery work and system testing. The Customer bears the costs dealing with the mentioned operations.
5.4. In all other cases the Parties are responsible under the present Contract in accordance with the present legislation of the Russian Federation.

6. ECONOMIC DISPUTE PROCEDURE

6.1. All financial disputes between the parties are to adjudicated at the arbitrage of Saint-Petersburg and Leningrad region.

PARTIES’ ADDRESSES AND BANK DETAILS:
The Customer:
Limited liability company “SPM-1” TIN 7704213209
Komsomolsky pr., 28, Moscow, 119146
Settlement account No 40702810200000000475 in the JSC Bank “MOSCOW-CITY”, Moscow
Loro account No 30101810200000000800 BIC 044579800

The Executive:
Limited liability company «Octavian. SPb» TIN 7808041089
Obvodny Channel Emb., 134-136-138 build. 425, letter A, room 29H, Saint-Petersburg, 190020
Settlement account No 40702810613000004458 in the “Vyborgsky” branch of the JSC “Bank VTB Severo-Zapad “
Loro account No 30101810200000000791 BIC 044030791

PARTIES’ SIGNATURES:

THE CUSTOMER:	THE EXECUTIVE:
Signature /s/ Gennadiy Belikov	Signature /Petrovsky A.V./
Round company seal:	Round company seal:
Limited liability company No (unreadable)	Limited liability company
“SPM-1”	«Octavian. Spb»/«Octavian. Spb. Ltd.»
Moscow	Saint-Petersburg

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Appendix 1
to the Contract No ACP-03-08 of 23 November, 2007

Services rendered by ACP system

1.	Unification of gaming and other equipment (boards, transaction terminals etc.) into a single network.
2.	Renders options of description of the gaming equipment belonging to the user (equipment database, asset register).
3.	Collection and registration of gaming equipment counters in the system database.
4.	Collection and registration of information about events on the gaming equipment (door opening/closing etc.) in the system database.
5.	Renders the option of money accounting based on the data collected according the clause 3.4 or similar information inserted manually (e.g. for non-connected gaming locations).
6.	Provides functions of audit and control of slot-machine operating based on the data collected according to the clause 3.4.
7.	Collection and processing of information about bets on gaming equipment.
8.	Forms progressive winnings based on the data received according to the clause 7:
a.	Types of formed progressive winnings
Mystery
Normal Progressive
Lucky Chance
b.	Characteristics of formed progressive winnings
Start value
Highest value
Permission / prohibition of assignments into hidden
Percentage of assignments into hidden
Percentage of assignments from slot-machines
etc.
9.	Displays information about dynamics of accumulation (odometer) and won Jackpots. Displaying information about a won Jackpot the following values are available:
a.	Jackpot sum
b.	Slot-machine number
c.	Gaming location
d.	Organisation
e.	Jackpot title
f.	Player card ID of the player who won the Jackpot
g.	Won prize title (if Lucky Chance Jackpot)
h.	Slot-machine ID
i.	Box number (if Jackpot is organised on tables)/
10.	Displays advertisement information on displaying devices.
11.	Renders the option of player database control.
12.	Renders the option of player account control.
13.	Renders the option of player card control.
14.	Collection and registration of information about gaming sessions opening / closing and game results during the gaming session in the system database.

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15.	Renders the option of collecting bonus points on player accounts on the basis of the information received according to the clause 14.
16.	Renders the option of exchanging bonus points for prizes.
17.	Marketing function realisation on the basis of the information according to the clauses 11, 12 and 13.
18.	Player card issuing.
19.	Renders reports based on the data collected in the clauses 3, 4, 7, 8 and 14.
20.	Renders the function of visual analysis of gaming equipment operating results.
21.	Renders the function of progressive prize control.
22.	Common gaming services between several operators are available for organisation (common Jackpots, common Bonus-Club).
23.	Provides information about system functioning to be displayed on the customer’s web-site.

PARTIES’ SIGNATURES:

THE CUSTOMER:	THE EXECUTIVE:
Signature /s/ Gennadiy Belikov	Signature /Petrovsky A.V./
Round company seal:	Round company seal:
Limited liability company No (unreadable)	Limited liability company
“SPM-1”	«Octavian. Spb»/«Octavian. Spb. Ltd.»
Moscow	Saint-Petersburg

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Appendix 2
to the Contract No ACP-03-08 of 23 November, 2007

List of services and order of their rendering
1. Service cost
Service cost per one slot-machine per month is     **     , VAT is not included.
Included services are:
-	Software maintenance and support – ** per one slot-machine.
-	Development – ** per one slot-machine.

2. Software maintenance and support
Software maintenance includes:
-	«helpdesk» (24 hours 7 days a week)
-	instant reaction on incidents with 1 class interruptions (1 class interruption is any interruption because of which the service is unavailable to the customer so he/she cannot do his/her activities).
-	Correction of all bugs, rendering standard system upgrades.
-	Executive representative presence on weekly and monthly meetings (free of charge) on customer’s request.

3. Development
-	The Executive guarantees to give 10 developers to modify system functions on Customers request.
Any development is to be done on the basis of agreed specifications signed by legally authorized Customer representatives. The work will be done as the sequence of the following steps:

A)	Product definition – The result is product description.
B)	Product specification – The result is the signed specification for the whole system and criteria of acceptance tests.
C)	Release – The result is the completely tested system.
D)	Test – The result is the completely debugged code.
E)	Acceptance test – Is done according to the coordinated program of acceptance tests.
F)	Installation and changing – The result is the operating system with complete documentation.

Changes:
-
Any changes into the agreed specification (requirement specification) for the development are added in the written form under the mutual agreement. The term of development on changed specifications are also to be agreed between the Parties.

PARTIES’ SIGNATURES:

THE CUSTOMER:	THE EXECUTIVE:
Signature /s/ Gennadiy Belikov	Signature /Petrovsky A.V./
Round company seal:	Round company seal:
Limited liability company No (unreadable)	Limited liability company
“SPM-1”	«Octavian. Spb»/«Octavian. Spb. Ltd.»
Moscow	Saint-Petersburg

ADDITIONAL AGREEMENT ¹ 1
TO THE CONTRACT FOR RENDERING SERVICES ¹ ACP-03-08

Saint-Petersburg	01 January, 2008

The limited liability company “SPM 1”, hereinafter called Customer in the person of the General director G.V. Belikov, acting under The Organisation Charter, on the one part, and The Limited liability company «Octavian. SPb», hereinafter called Executive in the person of the General director A.V. Petrovsky, acting under The Organisation Charter, on the other part, , have signed the present Additional Agreement whereby it is agreed as follows:

1. Paragraph 4.1. of the Contract is edited:

“4.1. The Contract comes into force from the day it is signed and is valid to 31 December, 2020.”

2. The present Additional Agreement comes into force from the day it is signed and is the essential part of the Contract for rendering services ¹ ACP-03-08 of 23.11.2007.

PARTIES’ SIGNATURES:

THE CUSTOMER:	THE EXECUTIVE:
Signature /s/ Gennadiy Belikov	Signature /Petrovsky A.V./
Round company seal:	Round company seal:
Limited liability company ¹ (unreadable)	Limited liability company
“SPM-1”	«Octavian. Spb»/«Octavian. Spb. Ltd.»
Moscow	Saint-Petersburg

Translator’s Declaration

I, Kulakova Karina Anatolievna, declare under penalty of perjury that I understand the Russian language and the English language; and that, to the best of my knowledge and belief, the statements in the English language in the attached translation of Contract for Rendering Services No. ACP-03-08 between SPM 1 and Octavian International Ltd., dated November 23, 2007 have the same meanings as the statements in the Russian language in the original document, a copy of which I have examined and is a fair and accurate English translation.

/s/ Kulakova Karina Anatolievna ____________________________________ Signature Kulakova Karina Anatolievna

Translator’s Declaration

I, Kulakova Karina Anatolievna, declare under penalty of perjury that I understand the Russian language and the English language; and that, to the best of my knowledge and belief, the statements in the English language in the attached translation of Additional Agreement No. 1 to the Contract for Rendering Services No. ACP-03-08 between SPM 1 and Octavian SPb, dated January 1, 2008 have the same meanings as the statements in the Russian language in the original document, a copy of which I have examined and is a fair and accurate English translation.

/s/ Kulakova Karina Anatolievna ____________________________________ Signature Kulakova Karina Anatolievna